                               FIRST AMENDMENT
                                      TO
                             EMPLOYMENT AGREEMENT


     This First Amendment to Employment Agreement (the "First Amendment") is made as of March 1, 1997 by and between David E. Hawkins, an individual ("Executive"), and Astor Corporation (formerly, Petrowax PA, Inc.), a Delaware corporation (the "Company").

     Executive and the Company are parties to that certain Employment Agreement (the "Agreement") dated July 1, 1995, and Executive and the Company desire to amend the Agreement as set forth herein.

     For and in consideration of the mutual covenants and promises contained herein, Executive and the Company do hereby amend the Agreement as follows.

     1. Paragraph 1(d) of the Agreement is hereby amended to read in its entirety as follows:

               "(d) TERM. The initial term of employment of Executive under this Agreement shall continue until July 1, 1998 (such period, the "Initial Term"), subject to the provisions for termination set forth herein and renewal as provided in paragraph 1(e) below."

     2. The first sentence of paragraph 2(a) of the Agreement is hereby amended by deleting "Eleven Thousand Six Hundred Sixty-Seven Dollars ($11,667)" and by substituting therefor "Thirteen Thousand Five Hundred Dollars ($13,500)."

     3. The first sentence of paragraph 3(b) of the Agreement is hereby amended by deleting "40%" and by substituting therefor "50%".

     4. The definition of "Termination Date" in the first sentence of paragraph 5 is amended in its entirety to read as follows:

          "The date on which Executive's employment by the Company ceases upon non-renewal at the election of the Company in accordance with paragraph 1 (e), or under any of the following circumstances, shall be defined herein as the Termination Date'."

     5. Paragraph 5(d) (i) of the Agreement is hereby amended in its entirety to read as follows:

          "(d)  TERMINATION WITHOUT CAUSE.

          (i)  TERMINATION PAYMENTS.   In the event that during the term of
     this Agreement (A) Executive's employment is terminated by the Company other than pursuant to paragraph 5(a) or 5(c), (B) Executive's employment is terminated by Executive pursuant to paragraph 5(b), or (C)
      the Company elects not to renew this Agreement in accordance with paragraph 1(e), then the Company shall pay Executive as severance an amount equal to twelve (12) months of his then Base Salary, less standard withholdings for tax and social security purposes, payable over such twelve (12) month term in monthly pro rata payments commencing as of the Termination Date plus the accrued portion of any bonus through the Termination Date, less standard withholdings for tax and social security purposes, payable upon such date or over such period of time which is in accordance with the applicable bonus plan."

     6. Paragraph 5(g) of the Agreement is hereby amended to read in its entirety as follows:

          "(g) OUTPLACEMENT SERVICES. Upon any termination of Executive's employment pursuant to paragraph 5 (c) or 5(d), or upon non-renewal at the election of the Company in accordance with paragraph 1(e), the Company shall provide to Executive such outplacement services as may be mutually agreed to from time to time between the Company and Executive."

     7. Except as modified herein, all terms, conditions and covenants of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first above written.


                                       /s/ DAVID E. HAWKINS
                                       _______________________________________
                                       David E. Hawkins



                                       ASTOR CORPORATION


                                           /s/ BOYD D. WAINSCOTT
                                       By: ______________________________
                                           Boyd D. Wainscott
                                           Chairman and Chief
                                           Executive Officer